FORT
DEARBORN
INCOME
SECURITIES,
INC.

FORT DEARBORN INCOME SECURITIES, INC.

[LOGO]

     [LOGO]

ANNUAL REPORT
SEPTEMBER 30, 1998

DEAR SHAREHOLDER:

    This financial report covers the fiscal year ended September 30, 1998, which is our twenty-sixth fiscal year of operations.

    Intermediate and long-term U.S. interest rates moved sharply lower over the course of the fiscal year. Inflation continued to trend down, while Asian economic stress spread globally. As the outlook for global economic growth slowed, central banks became more accommodative. The Federal Reserve, which had maintained a steady 5.5% overnight funds target all year, cut rates by 0.25% on September 29 and again on October 15, 1998. Intermediate and long-term Treasury yields fell an average of 1.50% during the fiscal year. Yields on corporate debt declined less, as the bond markets began to demand sharply higher relative compensation for credit risk. The average market yield on the Fort Dearborn portfolio declined by 0.50% over the course of the fiscal year. This drop in yields resulted in bond price appreciation in the Fort Dearborn portfolio. Net asset value per share rose 3.5% during the fiscal year, while dividend payments from income and capital gains totaled 7.3% of beginning net asset value.

    Net investment income for the year was $1.05 per share and net realized and unrealized gains on investments totaled $0.71 per share. Net asset value per share, after dividends of $1.19 per share, rose $0.57 during the fiscal year. On September 30, 1998 net asset value per share was $16.87 and the stock closed that day at a market price of $15.75 per share.

    During the fiscal year the Board of Directors declared four regular quarterly dividends. Dividends of $.26 per share were payable on December 12, 1997 and on March 20, June 19, and September 18, 1998. In addition, a capital gains distribution of $0.15 per share was payable December 12, 1997.

    No new shares of capital stock were issued in the fiscal year, while 4,600 shares were repurchased in the open market at an average discount to net asset value of 10.07%. On September 30, 1998 there were 8,788,865 shares of capital stock outstanding and the net assets applicable to those shares were $148.3 million.

    As of September 30, 1998 the Company's high quality long-term bond portfolio contained 74 issues with an average market yield to maturity of 6.6%, an average Moody's quality rating of A1, an average duration of 7.6 years and an average maturity of 14.7 years. The distribution of the portfolio maturities and the Moody's quality ratings were as follows:

Average Maturities
---------------------------------------------
0-1 year                                 3.7%
1-3 years                                9.2
3-5 years                               13.1
5-10 years                              22.8
10-20 years                             19.2
20 plus years                           32.0
                                       -----
                                       100.0%
Quality
---------------------------------------------
Treasury, Agency and Aaa                35.8%
Aa                                       4.2
A                                       22.6
Baa                                     35.5
Below Baa                                1.9
                                       -----
                                       100.0%


    Long-term U.S. market interest rates are near their lowest levels in two decades. Bond markets in the U.S. and around the world are setting long-term interest rates at levels which are consistent with the current favorable global inflation climate. Current "low" yield levels are sustainable if central banks continue to pursue prudent monetary policies oriented toward the maintenance of price stability. However, faced with a probable slowing of world economic growth, there is a risk that central banks might become overly accommodative, which would set the stage for some acceleration of inflation as economic growth resumes.

STOCK REPURCHASE PLAN

    On July 25, 1988 the Board of Directors of the Company approved a resolution to repurchase up to 700,000 shares of its capital stock. The Company may repurchase shares, at a price not in excess of the market and at a discount from net asset value, if and when such repurchases are deemed appropriate and in the shareholder's best interest. Any repurchases will be made in compliance with applicable requirements of the federal securities law.

    Under such law, the Company is required to give written notice to all shareholders of its intention to purchase stock within six months of the actual repurchase of shares. This report is to serve as notice to all shareholders with respect to any shares repurchased within the next six months pursuant to the Company's stock repurchase plan.

    Audited financial statements for the year ended September 30, 1998, and a list of the securities owned on that date are included in this report.

                                                      Sincerely,

                                                      /s/ Gary P. Brinson
                                                      Gary P. Brinson
                                                      PRESIDENT

FORT DEARBORN INCOME SECURITIES, INC. is a closed-end bond fund investing principally in investment grade long-term fixed income debt securities. The primary objective of Fort Dearborn is to provide its shareholders with:

    - a stable stream of current income consistent with external interest rate conditions, and

    - a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market.

                                   [GRAPH]

FORT DEARBORN INCOME SECURITIES, INC.
--------------------------------------
MARKET VALUE OF INDEX AND SHARE PRICE*
WITH ALL DIVIDENDS/INTEREST REINVESTED

                      STATEMENT OF ASSETS AND LIABILITIES
                               SEPTEMBER 30, 1998

ASSETS:
Portfolio of investments: (Note 1)
  Debt securities, at value (cost $135,674,691)...  $144,142,595
  Short-term securities, at cost, which
   approximates market............................     1,398,211
                                                    ------------
      Total portfolio of investments..............   145,540,806
Cash..............................................       181,524
Receivables:
  Investment securities sold......................     4,023,287
  Interest on debt securities (Note 1)............     2,279,714
Other assets......................................         7,764
                                                    ------------
      Total assets................................   152,033,095
                                                    ------------
LIABILITIES:
Expenses:
  Payable for investments purchased...............     3,475,683
  Accrued investment advisory and administrative
   fees (Note 6)..................................       169,828
  Accrued professional fees.......................        25,363
  Accrued custodial and transfer agent fees.......        51,195
  Accrued other expenses..........................        12,501
                                                    ------------
      Total liabilities...........................     3,734,570
                                                    ------------
NET ASSETS (equivalent to $16.87 per share for
 8,788,865 shares of capital stock outstanding)
 (Note 4).........................................  $148,298,525
                                                    ------------
                                                    ------------
Analysis of Net Assets:
  Shareholder capital (Note 4)....................  $135,289,938
  Accumulated undistributed net investment
   income.........................................        82,868
  Accumulated net realized gain on sale of
   investments....................................     4,457,815
  Unrealized appreciation on investments..........     8,467,904
                                                    ------------
  Net assets applicable to outstanding shares.....  $148,298,525
                                                    ------------
                                                    ------------

                       See Notes to Financial Statements.

                            STATEMENT OF OPERATIONS
                               FOR THE YEAR ENDED
                               SEPTEMBER 30, 1998

Investment income:
  Interest income earned....................................  $10,270,147
                                                              -----------
Expenses:
  Investment advisory and administrative (Note 6)...........      686,663
  Transfer agent and dividend disbursing agent..............      100,055
  Directors (Note 6)........................................       75,000
  Stockholders reports and annual meeting...................       63,072
  Professional fees.........................................       32,419
  Franchise taxes...........................................       15,002
  Other expenses............................................       66,582
                                                              -----------
Total expenses..............................................    1,038,793
                                                              -----------
Net investment income.......................................    9,231,354
                                                              -----------
Net realized and unrealized gain on investments:
  Net realized gain from investment transactions............    4,803,684
  Change in unrealized appreciation.........................    1,461,332
                                                              -----------
Total realized and unrealized gain on investments...........    6,265,016
                                                              -----------
Net increase in net assets from operations..................  $15,496,370
                                                              -----------
                                                              -----------

                       See Notes to Financial Statements.

                       STATEMENT OF CHANGES IN NET ASSETS
                              FOR THE YEARS ENDED
                          SEPTEMBER 30, 1998 AND 1997

                                                                1998            1997
                                                           --------------  --------------
From operations:
  Net investment income..................................  $    9,231,354  $    9,553,653
  Net realized gain from investment transactions.........       4,803,684       1,895,455
  Change in unrealized appreciation of investments.......       1,461,332       5,931,241
                                                           --------------  --------------
  Net increase in net assets from operations.............      15,496,370      17,380,349
Distributions to shareholders from:
  Net investment income..................................      (9,142,812)    (10,644,880)
  Net realized gain......................................      (1,319,020)     (3,851,574)
                                                           --------------  --------------
    Total distributions..................................     (10,461,832)    (14,496,454)
From capital share transactions: (Note 4)
  Net asset value of shares repurchased from
   shareholders..........................................         (69,253)        (94,955)
                                                           --------------  --------------
  Net increase in net assets.............................       4,965,285       2,788,940
Net Assets:
  Beginning of year......................................     143,333,240     140,544,300
                                                           --------------  --------------
  End of year (including undistributed net investment
   income of $82,868 at September 30, 1998, and $0 at
   September 30, 1997, respectively).....................  $  148,298,525  $  143,333,240
                                                           --------------  --------------
                                                           --------------  --------------

                       See Notes to Financial Statements.

                              FINANCIAL HIGHLIGHTS

Financial highlights for each share of capital stock outstanding through each period:

                                                                            YEARS ENDED SEPTEMBER 30,
                                                           -----------------------------------------------------------
                                                              1998        1997        1996        1995        1994
                                                           ----------  ----------  ----------  ----------  -----------
Net asset value, beginning of period.....................  $    16.30  $    15.97  $    16.50  $    15.04  $     17.58
                                                           ----------  ----------  ----------  ----------  -----------
Net investment income (1)................................        1.05        1.09        1.19        1.15         1.15
Net realized and unrealized gain (loss) on
 investments (2).........................................        0.71        0.89       (0.56)       1.43        (2.57)
                                                           ----------  ----------  ----------  ----------  -----------
Total from investment operations.........................        1.76        1.98        0.63        2.58        (1.42)
  Less distributions from:
    Net investment income................................       (1.04)      (1.21)      (1.16)      (1.12)       (1.12)
    Net realized gain....................................       (0.15)      (0.44)         --          --           --
                                                           ----------  ----------  ----------  ----------  -----------
Total distributions......................................       (1.19)      (1.65)      (1.16)      (1.12)       (1.12)
                                                           ----------  ----------  ----------  ----------  -----------
Net asset value, end of period...........................  $    16.87  $    16.30  $    15.97  $    16.50  $     15.04
                                                           ----------  ----------  ----------  ----------  -----------
                                                           ----------  ----------  ----------  ----------  -----------
Market price per share at end of period..................  $   15.750  $   15.188  $   14.750  $   14.625  $    14.000
Total investment return (market value) (3)...............      11.81%      14.86%       8.98%      12.88%     (10.45)%
Total return (net asset value) (4).......................      11.07%      13.06%       3.84%      17.71%      (5.32)%
Net assets at end of period (in millions)................  $   148.30  $   143.33  $   140.50  $   145.76  $    133.44
Ratio of expenses to average net assets..................       0.71%       0.75%       0.75%       0.69%        0.72%
Ratio of net investment income to average net assets.....       6.29%       6.81%       7.22%       7.34%        7.13%
Portfolio turnover.......................................       63.5%      130.0%      159.5%      126.8%        70.2%
Number of shares outstanding at end of period
 (in thousands)..........................................       8,789       8,793       8,800       8,833        8,872

------------------------
(1) Beginning October 1, 1994, net investment income includes amortization of discounts and premiums.

(2) Net realized and unrealized gain (loss) on investments includes the effect on net asset value of the Capital Stock issued in connection with the December, 1993 rights offering.

(3) Total investment return (market value) reflects the market value experiences of a continuous shareholder who made commission-free acquisitions through distributions in accordance with the shareholder reinvestment plan and exercised primary subscription rights in December, 1993 at a price below net asset value.

(4) Total return (net asset value) reflects the Company's portfolio performance and is the combination of reinvested dividend income, reinvested capital gains distributions at NAV, if any, and changes in net asset value per share.

                       See Notes to Financial Statements.

                            PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 1998

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
DEBT SECURITIES--99.0%
             / / MUNICIPAL SECURITIES (5.5%)
             New Jersey Economic Development Authority,
              Zero Coupon Revenue Bonds,
$25,000,000  due 2/15/18...............................  Aaa      $  5,889,738  $  8,027,550

             / / U.S. GOVERNMENT SECURITIES (16.0%)
             DIRECT OBLIGATIONS--6.4%
             U.S. Treasury,
  5,890,000  8.00% Bond, due 11/15/21..................  Aaa         7,634,655     8,096,912
  1,060,000  6.25% Note, due 8/31/02...................  Aaa         1,117,925     1,130,225
     50,000  7.00% Note, due 7/15/06...................  Aaa            54,644        58,266
                                                                  ------------  ------------
                                                                     8,807,224     9,285,403
                                                                  ------------  ------------
             AGENCY--9.6%
             Federal Home Loan Mortgage Corp.,
              Guaranteed Mortgage Certificates,
  1,811,603  6.50%, due 3/01/03........................  (a)         1,830,285     1,840,476
      2,255  7.50%, due 11/01/99.......................  (a)             2,196         2,319
    208,990  9.00%, due 8/01/04........................  (a)           218,133       218,055
    208,866  9.00%, due 3/01/24........................  (a)           216,404       223,371
     37,916  9.50%, due 7/01/18........................  (a)            37,347        40,274
             Federal National Mortgage Association
              Guaranteed Mortgage Pass Thru
              Certificates,
  2,828,051  6.50%, due 3/01/27 Pool #374461...........  (a)         2,712,658     2,874,006
  2,919,840  6.50%, due 2/01/28 Pool #408840...........  (a)         2,876,955     2,967,287
  1,009,805  7.00% REMIC, due 6/25/13 Series 1993-106
              Class Z..................................  (a)           936,909     1,027,562
  1,701,276  7.25%, CMO, due 3/25/23...................  (a)         1,439,410     1,701,276
     21,956  9.50%, due 4/01/20 Pool #93731............  (a)            21,712        23,417
             Government National Mortgage Association
              Pass Thru Mortgage Backed Certificates,
  2,700,915  7.50%, due 12/15/22 Pool #780230..........  (a)         2,697,171     2,805,939

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 1998

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
$    62,399  9.00%, due 6/15/18 Pool #253034...........  (a)      $     62,009  $     66,514
     71,219  9.00%, due 8/15/19 Pool #271892...........  (a)            72,243        75,915
      4,675  9.00%, due 9/15/19 Pool #268553...........  (a)             4,743         4,984
     77,402  9.00%, due 10/15/19 Pool #283370..........  (a)            76,918        82,505
     11,561  9.00%, due 5/15/21 Pool #298198...........  (a)            11,489        12,324
                                                                  ------------  ------------
                                                                    13,216,582    13,966,224
                                                                  ------------  ------------
             / / CORPORATE BONDS AND
                NOTES (77.5%)

             INTERNATIONAL (26.6%)
  2,900,000  Abbey National PLC, 6.70% Note, due
              6/29/49..................................  Aa3         2,895,281     2,991,338
  2,500,000  Augusta Funding Ltd., 144-A, 7.375% Bond,
              due 4/15/13..............................  Aaa         2,434,003     2,795,000
  1,400,000  Banco Bilbao Vizcaya International, 7.00%
              Bank Guaranteed Note, due 12/01/25.......  Aa3         1,376,703     1,334,652
  3,550,000  Banque Cent de Tunisie, 8.25% Bond,
              due 9/19/27..............................  Baa3        3,521,758     2,763,945
  2,250,000  Banque Paribas, 6.875% Note, due
              3/01/09..................................  A2          2,204,222     2,395,202
  2,100,000  Credit Suisse--London, 144-A, 7.90% Note,
              due 5/01/07..............................  A2          2,094,800     2,204,956
  2,015,000  Den Danske Bank , 144-A, 6.375% Bond,
              due 6/15/05..............................  A1          2,009,776     2,037,250
  2,000,000  Empresa National Electric, 8.125% Bond,
              due 2/01/97..............................  Baa1        2,021,926     1,440,000
  1,395,000  Hydro-Quebec, 8.05% Note, due 7/07/24.....  A2          1,653,457     1,658,627
  3,455,000  Interamer Development Bank, 6.80% Note,
              due 10/15/25.............................  Aaa         3,206,808     3,987,367
  2,500,000  Petroliam Nasional Berhad, 144-A, 7.625%
              Note, due 10/15/26.......................  Baa2        2,467,933     1,269,280
  1,990,000  Province of Quebec, 7.50% Debenture,
              due 7/15/23..............................  A2          1,923,259     2,227,805
    950,000  Ras Laffan Liquified Natural Gas, 144-A,
              8.294% Secured Note, due 3/15/14.........  Baa2          840,850       670,975

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 1998

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
$ 2,000,000  Republic of South Africa, 9.625%
              Debenture, due 12/15/99..................  Baa3     $  1,997,243  $  1,900,000
  2,000,000  Republic of Panama, 8.25% Note, due
              4/22/08..................................  Ba1         1,992,281     1,700,000
  3,560,000  SE Banken, 144-A, 6.50% Bond, due
              6/04/03..................................  Baa1        3,399,819     3,580,737
  2,165,000  Sociedad Quimica y Minera de Chiles SA,
              144-A, 7.70% Note, due 9/15/06...........  Baa1        2,160,547     1,960,882
  1,670,000  Southern Investments UK, 6.80% Senior
              Note, due 12/01/06.......................  Baa1        1,666,598     1,768,236
                                                                  ------------  ------------
                                                                    39,867,264    38,686,252
                                                                  ------------  ------------
             INDUSTRIAL--(20.6%)
  1,825,000  Aetna Services, 7.625% Debenture, due
              8/15/26..................................  A2          1,807,581     1,871,216
  3,000,000  Enron Corp., 6.75% Note, due 8/01/09......  Baa2        2,953,623     3,235,749
  1,500,000  Ford Motor Co., 6.625% Note, due
              10/01/28.................................  A1          1,483,232     1,515,000
  2,000,000  Kroger Co., 6.00% Note, due 7/01/00.......  Baa3        1,997,706     2,021,448
  2,315,000  Lockheed Martin Corp., 7.70% Note,
              due 6/15/08..............................  A3          2,314,439     2,684,196
  3,000,000  Nabisco Inc., 144-A, 6.30% Pass Thru
              Certificate, due 8/26/99.................  Baa2        2,998,796     3,032,883
  3,000,000  Philips Electronics, 7.75% Debenture,
              due 5/15/25..............................  A3          2,990,942     3,562,038
  2,300,000  Rite Aid Corp., 7.70% Debenture, due
              2/15/27..................................  Baa1        2,293,855     2,658,193
  2,500,000  Tennessee Gas Pipeline, 7.625% Bond, due
              4/01/37..................................  Baa2        2,430,491     2,762,010
  1,565,000  Time Warner Entertainment, Inc., 8.375%
              Debenture, due 3/15/23...................  Baa2        1,560,350     1,872,097
  2,215,000  Time Warner, Inc., 7.57% Debenture,
              due 2/01/24..............................  Baa1        2,215,000     2,478,663
  1,275,000  Tyco International Group, 7.00% Bond, due
              6/15/28..................................  Baa1        1,265,902     1,290,833
  1,000,000  Vintage Petroleum, Inc., 9.00% Note,
              due 12/15/05.............................  B1          1,046,203     1,016,250
                                                                  ------------  ------------
                                                                    27,358,120    30,000,576
                                                                  ------------  ------------

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 1998

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
             FINANCE--(16.5%)
$   160,000  Berkshire Hathaway, Inc., 9.75% Debenture,
              due 1/15/18..............................  Aa1      $    159,060  $    169,614
  2,500,000  Ford Credit Auto Loan Master Trust, 6.50%
              Asset Backed Note, due 8/15/02...........  Aaa         2,493,554     2,567,375
  1,700,000  Lehman Brothers, Inc., 7.25% Senior Note,
              due 4/15/03..............................  Baa1        1,700,941     1,734,230
  1,800,000  Norwest Asset Securities Corp., Series
              96-2, 7.00% Note, due 9/25/11............  Aaa         1,814,625     1,857,537
    771,542  Residential Asset Securitization Trust,
              7.50% Note, due 9/25/27..................  Aaa           777,329       782,655
  4,000,000  Republic Bank of New York, 5.70%
              Adjustable Rate Note, due 8/07/02........  A1          3,998,837     4,003,560
  1,000,000  Salomon, Inc., 6.75% Note, due 2/15/03....  A2            998,532     1,041,834
  5,000,000  Secured Finance Inc., 9.05% Guaranteed
              Senior Secured Bond, due 12/15/04........  Aaa         4,988,713     5,908,965
  2,500,000  Standard Credit Card Master Trust, 8.25%
              Credit Card Certificate of Participation,
              due 1/07/07..............................  Aaa         2,495,604     2,877,980
  1,600,000  Travelers Group, Inc., 6.875% Debenture,
              due 2/15/08..............................  Aa3         1,585,262     1,609,166
  1,465,000  U.S. West Capital Funding, Inc., 6.875%
              Note, due 7/15/28........................  A3          1,463,673     1,508,418
                                                                  ------------  ------------
                                                                    22,476,130    24,061,334
                                                                  ------------  ------------
             COMMUNICATION--(6.8%)
  4,250,000  News America Holdings, Inc., 7.75% Bond,
              due 1/20/24..............................  Baa3        3,655,494     4,421,781
    800,000  PanAmSat Corp., 6.00% Note, due 1/15/03...  Baa2          799,560       809,332
  1,715,000  PanAmSat Corp., 144-A, 6.375% Note,
              due 1/15/08..............................  Baa2        1,707,535     1,738,048
  1,350,000  Tele-Communications, Inc., 7.875% Note,
              due 8/01/13..............................  Baa3        1,454,023     1,607,271
    425,000  Tele-Communications, Inc., 9.80% Note,
              due 2/01/12..............................  Baa3          555,344       581,011

                       See Notes to Financial Statements.

                               SEPTEMBER 30, 1998

                                                         MOODY'S
FACE VALUE                                               RATING       COST         VALUE
-----------                                              -------  ------------  ------------
$   590,000  TCI Communications, Inc., 8.75% Note,
              due 8/01/15..............................  Baa3     $    724,193  $    741,563
                                                                  ------------  ------------
                                                                     8,896,149     9,899,006
                                                                  ------------  ------------

             UTILITY (2.5%)
  2,500,000  Delmarva Power & Light Co., 9.95% Note,
              due 12/01/20.............................  A3          2,498,121     2,875,000
    825,000  Teco Energy, Inc., 5.54% Note, due
              9/15/01..................................  A1            826,368       830,080
                                                                  ------------  ------------
                                                                     3,324,489     3,705,080
                                                                  ------------  ------------
             TRANSPORTATION--(4.5%)
  1,500,000  Delta Airlines, Inc., 10.50% Pass Thru
              Certificate, due 4/30/16.................  Baa1        1,803,995     2,064,180
  1,035,000  Continental Airlines, Inc., 6.90% Pass
              Thru Certificate, due 1/02/18............  A1          1,035,000     1,095,330
  3,000,000  United Airlines, Inc., 7.87% Pass Thru
              Certificate, due 1/30/19.................  Baa1        3,000,000     3,351,660
                                                                  ------------  ------------
                                                                     5,838,995     6,511,170
                                                                  ------------  ------------
             Total Debt Securities.....................            135,674,691   144,142,595
                                                                  ------------  ------------

             / / SHORT TERM SECURITIES (1.0%)
  1,400,000  Safeway Inc., Commercial Paper, due
              10/09/98.................................  P2          1,398,211     1,398,211
                                                                  ------------  ------------
             Total Portfolio of Investments 100%.......           $137,072,902  $145,540,806
                                                                  ------------  ------------
                                                                  ------------  ------------

------------------------
(a) Moody's as a matter of policy, does not rate this issue.

144-A: Securities exempt from registration under Rule 144-A of the Securities
       Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 1998, the value of these securities amounted to $19,290,011 or 13.3% of the total portfolio of investments.

                       See Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS
                               SEPTEMBER 30, 1998

1.  SIGNIFICANT ACCOUNTING POLICIES
    Fort Dearborn Income Securities, Inc. ('the Company') is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management company. The Company invests principally in investment grade long-term fixed income debt securities with the primary objective of providing its shareholders with:

    -a stable stream of current income consistent with external interest rate conditions, and

    -a total return over time that is above what they could receive by investing individually in the investment grade and long-term maturity sectors of the bond market.

    The following is a summary of the significant accounting policies followed by the Company in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    A. SECURITY VALUATIONS -- Investments are valued based on available quoted bid prices on the valuation date. Short-term securities are valued at amortized cost which approximates value.

    B. INVESTMENT INCOME AND SECURITY TRANSACTIONS -- Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date. Security transactions are accounted for on the trade date. The Company has elected to amortize market discount and premium on all issues purchased after September 30, 1994. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are reported on a first-in first-out basis.

    C. FEDERAL INCOME TAXES -- It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial and tax reporting purposes as a result of post October 31 losses which are not recognized for tax purposes until the first day of the following fiscal year.

    At September 30, 1998 for federal income tax purposes, the cost for long and short-term investments is $137,072,902; the aggregate gross unrealized appreciation is $11,837,443 and the aggregate gross unrealized depreciation is $3,369,539; resulting in net unrealized appreciation of investments of $8,467,904.

                               SEPTEMBER 30, 1998

2.  NET ASSET VALUATIONS
    Fort Dearborn Income Securities, Inc. ('the Company') is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management company. The Company invests principally in investment grade long-term fixed income debt securities with the primary objective of providing its shareholders with:

3.  DISTRIBUTIONS
    Dividends and distributions payable to shareholders are recorded by the Company on the record date. Net realized gains from the sale of investments, if any, are distributed annually.

    Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent and temporary book and tax basis differences. Permanent book and tax differences from losses on paydowns on Mortgage Backed Securities of $5,674 were reclassified from accumulated net realized gain on investments to undistributed net investment income.

    Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.

    In January, 1999, the Company will provide tax information to shareholders for the 1998 calendar year.

4.  CAPITAL STOCK
    At September 30, 1998 there were 12,000,000 shares of $.01 par value capital stock authorized, and shareholder capital of $135,289,938. During the year ended September 30, 1998 no new shares were issued as part of the dividend reinvestment plan and 4,600 shares were repurchased in the open market at a weighted average discount to Net Asset Value of 10.07% per share by the Company in accordance to the Company's Stock Repurchase Plan.

5.  PURCHASES AND SALES OF SECURITIES
    Purchases and sales (including maturities) of portfolio securities during the year ended September 30, 1998 were as follows: debt securities, $51,838,957 and $65,457,413 respectively; short-term securities, $180,456,079 and $178,936,105 respectively; United States government debt obligations, $37,677,766 and $27,183,251, respectively.

6.  MANAGEMENT AND OTHER FEES
    Under an agreement between the Company and Brinson Partners, Inc. ("the Advisor"), the Advisor manages the Company's investment portfolio, maintains its accounts and records, and furnishes the services of individuals to perform executive and administrative functions for the Company. In return for these

                               SEPTEMBER 30, 1998

6.  MANAGEMENT AND OTHER FEES (CONTINUED)
services, the Company pays the Advisor a quarterly fee of 1/8 of 1% (annually 1/2 of 1%) of the Company's average weekly net assets up to $100,000,000 and 1/10 of 1% (annually 2/5 of 1%) of average weekly net assets in excess of $100,000,000.

    All Company officers serve without direct compensation from the Company.

7.  MORTGAGE BACKED SECURITIES AND OTHER INVESTMENTS
    The Company invests in Mortgage Backed Securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies -- Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). However, some securities may be issued by private, non-governmental corporations. MBS issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations is also higher.

    The Company invests in Collateralized Mortgage Obligations (CMOs). A CMO is a bond which is collateralized by a pool of MBS. The Company also invests in REMICs (Real Estate Mortgage Investment Conduit) which are simply another form of CMO. These MBS pools are divided into classes or tranches with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. For instance, a Planned Amortization Class
(PAC) is a specific class of mortgages which over its life will generally have the most stable cash flows and the lowest prepayment risk. A GPM (Graduated Payment Mortgage) is a negative amortization mortgage where the payment amount gradually increases over the life of the mortgage. The early payment amounts are not sufficient to cover the interest due, and therefore, the unpaid interest is added to the principal, thus increasing the borrower's mortgage balance. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

    The Company invests in Asset Backed Securities, representing interests in pools of certain types of underlying installment loans or leases or by revolving lines of credit. They often include credit enhancements that help limit investors exposure to the underlying credit. These securities are valued on the basis of the timing and certainty of the cash flows compared to investments with similar durations.

8.  YEAR 2000 COMPLIANCE (UNAUDITED)
    The Advisor utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. The Advisor has initiated a

                               SEPTEMBER 30, 1998

8. YEAR 2000 COMPLIANCE (UNAUDITED) (CONTINUED) project to review both the internal and external vendor connections. The goal of this project is to position the Advisor's business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but the Advisor does not anticipate that the move to Year 2000 will have a material impact on the Advisor's ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                          INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
Fort Dearborn Income Securities, Inc.:

    We have audited the accompanying statement of assets and liabilities of Fort Dearborn Income Securities, Inc., (the "Company") including the portfolio of investments, as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers; where replies were not received we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fort Dearborn Income Securities, Inc. as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/ KPMG Peat Marwick LLP

Chicago, Illinois
October 27, 1998

                REPORT ON THE AUTOMATIC DIVIDEND INVESTMENT PLAN

    The Company's Automatic Dividend Investment Plan, operated for the convenience of the shareholders, has been in operation since the dividend payment of May 5, 1973.

    For the year ended September 30, 1998, 81,636 shares were purchased for the Plan participants. The breakdown of these shares is listed below:

                                                   WHERE
       DIVIDEND           NO. OF                   SHARES
       PAYMENT            SHARES      AVERAGE       WERE
         DATE            PURCHASED     PRICE     PURCHASED
------------------------------------------------------------
December 12, 1997           28,420   $   15.78   Open Market
March 20, 1998              17,857   $   15.94   Open Market
June 19, 1998               18,069   $   15.24   Open Market
September 18, 1998          17,290   $   15.68   Open Market

    As explained in the Plan, shares are purchased at the lower of the market value (including commission) or net asset value, depending upon availability. The expense of maintaining the Plan, $1.35 for each participating account per dividend payment, is borne by the Company. Shareholders who have not elected to participate in the Plan, receive all dividends in cash.

    The Plan had 1,074 participants on September 18, 1998. Under the terms of the Plan, any shareholder may terminate participation by giving written notice to the Company. Upon termination, a certificate for all full shares, plus a check for the value of any fractional interest in shares, will be sent to the withdrawing shareholders, unless the sale of all or part of such shares is requested. ANY REGISTERED SHAREHOLDER WHO WISHES TO PARTICIPATE IN THE PLAN MAY DO SO BY WRITING TO FIRST CHICAGO TRUST COMPANY OF NEW YORK, P.O. BOX 2500 JERSEY CITY, NJ 07303-2500 OR CALLING THEM AT (800) 446-2617. A copy of the Plan and enrollment card will be mailed to you. Shareholders who own shares in nominee name should contact their brokerage firm. All new shareholders will receive a copy of the Plan and a card which may be signed to authorize reinvestment of dividends pursuant to the Plan.

    * THE INVESTMENT OF DIVIDENDS DOES NOT RELIEVE PARTICIPANTS OF ANY INCOME TAX WHICH MAY BE PAYABLE THEREON. THE COMPANY STRONGLY RECOMMENDS THAT ALL AUTOMATIC DIVIDEND INVESTMENT PLAN PARTICIPANTS RETAIN EACH YEAR'S FINAL STATEMENT ON THEIR PLAN PARTICIPATION AS A PART OF THEIR PERMANENT TAX RECORD. THIS WILL INSURE THAT COST INFORMATION IS AVAILABLE IF AND WHEN IT IS NEEDED.

BOARD OF DIRECTORS

RICHARD M. BURRIDGE
Chairman of the Board

C. RODERICK O'NEIL, CFA
Director

RICHARD S. PETERSON
Director

FRANK K. REILLY, CFA
Director

EDWARD M. ROOB
Director

OFFICERS

GARY P. BRINSON, CFA
President

DENNIS L. HESSE
Vice President

JOSEPH A. ANDERSON
Secretary & Treasurer

GREGORY P. SMITH, CFA
Portfolio Manager

FORT DEARBORN
INCOME SECURITIES, INC.

209 S. LaSalle St.
Eleventh Floor
Chicago, Illinois 60604-1295
(312) 346-0676

STOCK TRANSFER AND
DIVIDEND DISBURSEMENT
AGENT
Mail correspondence to:
First Chicago Trust Company
of New York
P.O. Box 2500
Jersey City, New Jersey 07303-2500

Mail stock certificates to:

First Chicago Trust Company
of New York
P.O. Box 2506
Jersey City, New Jersey 07303-2506

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
303 East Wacker Drive
Chicago, Illinois 60601

LEGAL COUNSEL

Winston & Strawn
35 West Wacker Drive
Chicago, Illinois 60601